UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): August 9, 2023

THUMZUP MEDIA CORPORATION

(Exact name of registrant as specified in its charter)

(State or Other Jurisdiction of Incorporation)

Nevada	333-255624	85-3651036
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11845 W. Olympic Blvd., Ste 1100W #13 Los Angeles, CA 90064

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (800) 403-6150

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On August 9, 2023, the Board of Directors (the “Board”) of Thumzup Media Corporation (the “Company”), after discussion with management of the Company and the Company’s independent registered public accounting firm, Haynie & Company (“Haynie”), concluded that the Company’s previously issued audited consolidated financial statements as of and for the fiscal year ended December 31, 2022 included in the Company’s Annual Report on Form 10-K for such period and unaudited condensed consolidated interim financial statements as of and for the fiscal period ended March 31, 2023 included in the Company’s Quarterly Report on Form 10-Q for such period should no longer be relied upon.

As part of preparing its condensed consolidated interim financial statements as of and for the fiscal period ended June 30, 2023, the Company identified inadvertent errors in the accounting for certain equity transactions, specifically the liquidated damages provisions contained in certain of the Company’s equity offerings. Upon further evaluation, the Company determined that the liquidated damages should have been accounted for as liabilities and losses for the liquidated damages recorded in the Company’s consolidated statements of operations.

The Company expects the corrected misstatements to have the following impact on its restated annual consolidated financial statements:

●	Increase net loss from $1.22 million to $1.50 million during its fiscal year ended December 31, 2022;
●	Increase net loss from $0.72 million to $0.91 million during its fiscal quarter ended March 31, 2023;
●	Increase liabilities from $91,359 to $374,275 as of December 31, 2022;
●	Increase liabilities from $69,532 to $540,934 as of March 31, 2023;
●	No impact on its net revenue or gross profit for any of the restated fiscal periods; and
●	No impact on its cash flows from operations for any of the restated fiscal periods.

The Company intends to file such amended reports as soon as practicable.

Management had previously concluded that the Company’s internal control over financial reporting and its disclosure controls and procedures were not effective as of the end of the respective restatement periods.

The Board discussed the matters described in this Item 4.02 with representatives of Haynie.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THUMZUP MEDIA CORPORATION

Date: August 15, 2023	By:	/s/ Robert Steele
Robert Steele
Chief Executive Officer